SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
(Amendment No. 1)

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2001

PERMA-FIX ENVIRONMENTAL SERVICES, INC. (Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 N.W. 67th Place, Suite A, Gainesville, Florida (Address of principal executive offices)	32653 (Zip Code)

Registrant's telephone number, including area code (352) 373-4200

Not applicable (Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits
(a)	Financial statements of businesses acquired

On July 5, 2001, Perma-Fix Environmental Services, Inc. (the "Company") filed a Form 8-K to report its acquisition, effective June 25, 2001, of all of the outstanding voting stock of East Tennessee Materials and Energy Corporation, a Tennessee corporation ("M&EC"), pursuant to the terms of the Stock Purchase Agreement, dated January 18, 2001, (the "Purchase Agreement") between the Company, M&EC, all of the shareholders of M&EC, and Bill Hillis. Pursuant to Item 7 of Form 8-K, the Company indicated it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 1 is being filed to provide such financial information.

(I)	Audited Financials

The following audited financial statements of M&EC are filed as required by Rule 3.05(b) of Regulation S-X, as promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are attached hereto as Exhibit 99.1.

Report of Independent Certified Public Accountants Gallogly, Fernandez & Riley, LLP

Audited Consolidated Financial Statements:

A.	Consolidated Balance Sheets as of December 31, 2000 and 1999.
B.	Consolidated Statements of Operations for the Years Ended December 31, 2000 and 1999.
C.	Consolidated Statements of Stockholders' Deficit for the Years Ended December 31, 2000 and 1999.
D.	Consolidated Statements of Cash Flows for the Years Ended December 31, 2000 and 1999.
E.	Notes to Financial Statements.

(b)	Pro forma financial information.

The following unaudited pro forma financial information is filed as required by Article 11 of Regulation S-X, as promulgated pursuant to the Securities Act and the Exchange Act, and is attached hereto as Exhibit 99.2. The following information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2001.

Unaudited Pro Forma Combined Condensed
Financial Statements of the Company, and M&EC

A.	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2000.

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B.	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2001.
C.	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(c)	Exhibits
2.1*	Stock Purchase Agreement, dated January 18, 2001, among the Company; East Tennessee Materials and Energy Corporation; Performance Development Corporation; Joe W. Anderson; Ronald W. Anderson; M. Joy Anderson; Russell R. and Cindy E. Anderson; Charitable Remainder Unitrust of William Paul Cowell, Kevin Cowell, Trustee; Joe B. and Angela H. Fincher; Ken-Ten Partners; Michael W. Light; Management Technologies, Incorporated; M&EC 401(k) Plan and Trust; PDC 401(k) Plan and Trust; Robert N. Parker; James C. Powers; Richard William Schenk, Trustee of the Richard Schenk Trust dated November 5, 1998; Talahi Partners; Hillis Enterprises, Inc.; Tom Price and Virginia Price; Thomas John Abraham, Jr. and Donna Ferguson Abraham; and Bill J. Hillis, is incorporated by reference from Exhibit 2.1 to the Company's Form 8-K, dated January 31, 2001.
10.1*	Promissory Note, dated June 7, 2001, issued by M&EC in favor of Performance Development Corporation.
10.2*	Form 433-D Installment Agreement, dated June 11, 2001, between M&EC and the Internal Revenue Service.
23.1	Consent of Gallogly, Fernandez & Riley, LLP.
99.1	Audited financial statements of East Tennessee Materials and Energy Corporation.
99.2	Pro forma financial information.

*Filed as an exhibit to the Company's current report on Form 8-K dated June 15, 2001.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By: /s/ Richard T. Kelecy Richard T. Kelecy Chief Financial Officer
Dated: September 10, 2001

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